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                            Prudential Mutual Funds
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                        Supplement dated April 29, 2003

   The following information supplements the Prospectus of each of the Funds listed below.

ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS

   At meetings held on March 4, 2003 and April 11, 2003, the Board of Directors/Trustees of each Fund approved the proposals summarized below. The proposals will be submitted for approval by shareholders of the Funds at an Annual or Special Meeting of Shareholders scheduled to be held on July 2, 2003. Election of Directors/Trustees

   The Board of Directors/Trustees approved a proposal to elect David E.A. Carson, Robert E. La Blanc, Douglas H. McCorkindale, Stephen P. Munn, Richard A. Redeker, Robin B. Smith, Stephen Stoneburn, Clay T. Whitehead, Judy A. Rice, and Robert F. Gunia as Directors/Trustees of each of the Funds.
How the Fund Is Managed

   The Board of Directors/Trustees of each Fund approved a proposal under which the Board may authorize Prudential Investments LLC (PI or the Manager), subject to certain conditions, to enter into or amend subadvisory agreements without obtaining further shareholder approval. One of the conditions is that shareholders must first approve the grant of this ongoing authority to the Board of Directors/Trustees. Another condition is that this proposal may be implemented only if the Funds comply with the conditions of an exemptive order authorizing the arrangement previously issued by the Securities and Exchange Commission.

   Subject to the satisfaction of these conditions, which cannot be assured, PI would be permitted, with Board approval, but without further shareholder approval, to employ new subadvisers for a Fund (limited to subadvisers not affiliated with the Fund or PI), change the terms of a Fund's subadvisory agreements or enter into new subadvisory agreements with existing subadvisers. Shareholders of a Fund would continue to have the right to terminate a subadvisory agreement for a Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders would be notified of any subadviser changes or other material amendments to subadvisory agreements that occur under these arrangements.


MF2003C3

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   The Board of Directors/Trustees of each Fund also approved a proposed new management agreement with PI. If shareholders approve this new contract, PI would be permitted to allocate and reallocate a Fund's assets among a Fund's subadviser(s), including Prudential Investment Management, Inc. and unaffiliated subadvisers, without obtaining further shareholder approval.
Fundamental Investment Restrictions

   If approved by shareholders, each Fund's fundamental investment restrictions would be changed to provide PI and each Fund's subadviser with additional flexibility to pursue each Fund's investment objective, to allow each Fund to implement certain investment programs that may help each Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, and to eliminate certain restrictions that were imposed by state regulators that are no longer required or that were imposed years ago and do not support PI's and each subadvisers' strategy to pursue each Fund's investment objective. Substantive changes to current fundamental investment restrictions are further explained below.
Borrowing Money

   If approved by shareholders, each Fund's investment restriction regarding borrowing would be modified to allow borrowing money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. If the modifications to the investment restriction are approved by shareholders, each Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In addition, each Fund would be permitted to borrow money from other Prudential mutual funds if the Securities and Exchange Commission staff grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program.

Lending

   If approved by shareholders, each Fund's investment restriction regarding lending would be modified to allow lending of Fund assets and money to the extent permitted under the Investment Company Act of 1940 and any applicable rules, regulations, exemptive orders, no-action letters or other relief granted by the Securities and Exchange Commission. The proposed disclosure more accurately describes each Fund's lending activities and plans to make loans of assets in the future. In addition, if the modifications to the investment restriction are approved by shareholders, each Fund would be permitted to lend money to other Prudential mutual funds if the Securities and Exchange Commission staff

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grants exemptive relief to permit borrowing and lending between the Funds and the Funds adopt such an inter-fund lending program.
Investment for Control or Management

   If approved by shareholders, each Fund's investment restriction prohibiting investments for the purpose of exercising control or management will become a non-fundamental restriction, meaning that the Board could in the future modify or eliminate the restriction without further shareholder approval. There is no present intention by the Boards of the Funds to modify or eliminate the investment restriction.

Investments in Securities of Other Investment Companies

   If approved by shareholders, each Fund's investment restriction regarding the purchase of shares of investment companies will become a non-fundamental restriction, meaning that the Board could in the future modify or eliminate the restriction without further shareholder approval. If approved by shareholders, the Boards of the Funds intend to modify the investment restriction to permit the Funds to invest uninvested cash in shares of affiliated mutual funds in an amount of up to 25% of each Fund's assets pursuant to an exemptive order issued by the Securities and Exchange Commission. The ability to invest in affiliated mutual funds may allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities.

State Charters

   If approved by shareholders, each Fund's state charter will be amended to modify or eliminate unnecessary or unduly burdensome provisions that do not optimally protect shareholder interests, to eliminate potential uncertainty regarding the application of certain state laws and to achieve consistent charter provisions for the Funds in each jurisdiction and, to the extent possible, across jurisdictions.

   Listed below are the names of the Prudential mutual funds and the dates of the Prospectuses to which this Supplement relates.

Name of Fund                                 Prospectus Date
----------------------------------------     -------------------
Special Money Market Fund, Inc.              August 27, 2002
Cash Accumulation Trust
   Liquid Assets Fund                        November 25, 2002
   National Money Market Fund                November 25, 2002
Prudential Core Investment Fund              March 26, 2003
Prudential Institutional Liquidity
 Portfolio, Inc.                             May 28, 2002